CONTACT:
Jeffrey D. Pribor
Chief Financial Officer
General Maritime Corporation
(212) 763-5680

                     GENERAL MARITIME CORPORATION ANNOUNCES
              SECOND QUARTER AND FIRST HALF 2005 FINANCIAL RESULTS

                  Declares Q2 2005 Dividend of $0.84 per Share

                      Achieves Net Income of $32.1 Million

New York, New York, July 27, 2005 - General Maritime Corporation (NYSE: GMR) today reported its financial results for the three and six months ending June 30, 2005.

                      Financial Review: 2005 Second Quarter

The Company had net income of $32.1 million, or $0.86 basic and $0.84 diluted earnings per share, for the three months ended June 30, 2005 compared to net income of $41.7 million, or $1.13 basic and $1.10 diluted earnings per share, for the three months ended June 30, 2004. The decrease in net income was principally the result of lower voyage revenues attributable to a 5% decrease in fleet size, higher voyage expenses, including bunkers, and decreased utilization due to a heavy drydocking schedule.

Peter C. Georgiopoulos, Chairman, Chief Executive Officer and President, stated, "During the six-month period of 2005, General Maritime accomplished core objectives, further positioning the Company to create short-term and long-term shareholder value. We are pleased to have rewarded shareholders with a sizeable cash distribution and believe the dividend is even more significant when considering the seasonal weakness of the second quarter, our strict drydocking regimen, and the fact that we have retained our ability to both grow and renew the fleet. Other successes in the six-month period include further strengthening our balance sheet, reducing direct vessel operating expense and signing one of our Aframax vessels to a time charter with a leading charterer at a favorable rate."

Net voyage revenue, which is gross voyage revenues minus voyage expenses unique to a specific voyage (including port, canal and fuel costs), decreased 8.4% to $100.1 million for the three months ended June 30, 2005 compared to $109.3 million for the three months ended June 30, 2004. EBITDA for the three months ended June 30, 2005 was $65.0 million compared to $78.0 million for the three months ended June 30, 2004 (please see below for a reconciliation of EBITDA to net income). Net cash provided by operating activities was $58.2 million for the three months ended June 30, 2005 compared to $76.0 million for the prior year period. As of June 30, 2005, the Company's net debt-to-book capitalization (calculated as net debt divided by net debt plus shareholders' equity) was reduced to 28% from 33% as of December 31, 2004.

The average daily time charter equivalent, or TCE, rates obtained by the Company's fleet increased by 1.2% to $27,561 per day for the three months ended June 30, 2005 from $27,228 for the prior year period. The Company's average rates for vessels on spot charters increased by 1.4% to $30,153 for the three months ended June 30, 2005 compared to $29,740 for the prior year period.

Total vessel operating expenses, which are direct vessel operating expenses and general and administrative expenses, increased 11.8% to $35.0 million for the three months ended June 30, 2005 from $31.3 million for the three months ended June 30, 2004. During the same periods, the average size of General Maritime's fleet decreased 4.7% to 43 vessels from 45.1 vessels in the prior year period. Total daily vessel operating expenses, which include direct vessel operating expenses and general and administrative expenses increased 17.1% to $8,942 per vessel day during the second quarter of 2005 from $7,633 per vessel day during the same period in 2004. Daily direct vessel operating expenses rose 5.2% to $6,027 during the quarter ended June 30, 2005 from $5,729 during the prior year period. This increase can be attributed to the timing of certain purchases and maintenance and repair costs within the period tied to our heavy dry docking schedule. General and administrative costs increased during the comparative periods due to an increase in payroll expenses associated with the Company's offices in New York, Greece, and Portugal as well as expenses associated with the Company's new corporate head quarters in New York. Almost half of the increase can be attributed to a non cash expense of the amortization of restricted stock granted to our executives.

                        Financial Review: First Half 2005
                        ---------------------------------

Net income was $100.6 million or $2.70 basic and $2.64 diluted earnings per share, for the six months ended June 30, 2005 compared to $120.0 million, or $3.24 basic and $3.18 diluted earnings per share, for the six months ended June 30, 2004. Net voyage revenues decreased 8.8% to $233.5 million for the six months ended June 30, 2005 compared to $256.0 million for the six months ended June 30, 2004. EBITDA was $166.4 million for the six months ended June 30, 2005 compared to $191.6 million for the six months ended June 30, 2004. Net cash provided by operating activities was $158.0 million for the six months ended June 30, 2005 compared to $167.3 million for the prior year period. TCE rates obtained by the Company's fleet decreased 1.4% to $32,406 per day for the six months ended June 30, 2005 from $32,863 for the prior year period. Total vessel operating expenses increased 6.5% to $8,610 for the six months ended June 30, 2005 from $8,085 for the prior year period, however daily direct vessel operating expenses fell 9.4% to $5,696 for the period ending June 30, 2005 from $6,285 from the prior year period.

                  Summary Consolidated Financial and Other Data
                  ---------------------------------------------

The following table summarizes General Maritime Corporation's selected consolidated financial and other data for the periods indicated below. Attached to this press release is an Appendix, which contains additional financial, operational and other data for the three and six month periods ended June 30, 2005 and 2004.


                                                        ---------------------------     ---------------------------
                                                             Three months ended              Six months ended
                                                        ---------------------------     ---------------------------
                                                           June-05        June-04         June-05         June-04
                                                        -----------     -----------     -----------     -----------
INCOME STATEMENT DATA
(Dollars in thousands, except per share data)
Voyage revenues                                         $   135,475     $   140,229     $   297,117     $   311,817
Voyage expenses                                             (35,345)        (30,935)        (63,631)        (55,818)
                                                        -----------     -----------     -----------     -----------
   Net voyage revenues                                      100,130         109,294         233,486         255,999
Direct vessel expenses                                       23,583          23,516          44,330          50,029
General and administrative expenses                          11,408           7,817          22,681          14,327
Depreciation and amortization                                25,469          26,500          50,429          52,201
                                                        -----------     -----------     -----------     -----------
   Operating income                                          39,670          51,461         116,046         139,442
Net interest expense                                          7,517           9,776          15,417          19,483
Other Expense                                                    92            --                77            --
                                                        -----------     -----------     -----------     -----------
   Net Income                                           $    32,061     $    41,685     $   100,552     $   119,959
                                                        ===========     ===========     ===========     ===========

   Basic earnings per share                             $      0.86     $      1.13     $      2.70     $      3.24

   Diluted earnings per share                           $      0.84     $      1.10     $      2.64     $      3.18

   Weighted average shares outstanding thousands             37,237          37,032          37,227          37,011

   Diluted average shares outstanding, thousands             38,066          37,781          38,061          37,732


                                                                                         Six months       12 months
                                                                                           ended            ended
                                                                                        ----------------------------
                                                                                          June-05        December-04
                                                                                        -----------      -----------

BALANCE SHEET DATA, at end of period

(Dollars in thousands)

Cash                                                                                    $    74,165     $    46,921
Current assets, including cash                                                              155,673         152,145
Total assets                                                                              1,409,253       1,427,261
   Current liabilities, including current portion                                            88,943          84,120
   of long-term debt
   Current portion of long-term debt                                                         40,000          40,000
Total long-term debt, including current portion                                             431,734         486,597
Shareholder's equity                                                                        926,611         890,426

                                                        ---------------------------     ---------------------------
                                                             Three months ended              Six months ended
                                                        ---------------------------     ---------------------------
                                                           June-05        June-04         June-05         June-04
                                                        -----------     -----------     -----------     -----------
OTHER FINANCIAL DATA
(dollars in thousands)
EBITDA(1)                                               $    65,047     $    77,961     $   166,398     $   191,643
Net cash provided by operating activities                    58,165          76,030         157,955         167,321
Net cash provided (used) by investing activities             (4,527)       (183,551)         (7,455)       (193,795)
Net cash provided (used) by financing activities            (77,733)         88,251        (123,256)         39,763
Capital expenditures
   Vessel sales (purchases), including deposits              (3,089)       (179,984)         (3,875)       (189,653)
   Drydocking or capitalized survey or improvement
      costs                                                 (15,764)         (1,906)        (20,747)         (2,424)
Weighted average long-term debt                             439,199         679,255         449,552         660,228
FLEET DATA
Total number of vessels at end of period                         43              47              43              47
Average number of vessels(2)                                   43.0            45.1            43.0            43.7
Total voyage days for fleet(3)                                3,633           4,014           7,205           7,790
   Total time charter days for fleet                            966           1,034           1,953           2,267
   Total spot market days for fleet                           2,667           2,980           5,252           5,523
                                                        -----------     -----------     -----------     -----------
Total calendar days for fleet(4)                              3,913           4,105           7,783           7,960
Fleet utilization(5)                                           92.8%           97.8%           92.6%           97.9%
AVERAGE DAILY RESULTS
Time Charter equivalent(6)                              $    27,561     $    27,228     $    32,406     $    32,863
Direct vessel operating expenses per vessel(7)                6,027           5,729           5,696           6,285
General and administrative expense per vessel(8)              2,915           1,905           2,914           1,800
Total vessel operating expenses(9)                            8,942           7,633           8,610           8,085
EBITDA(10)                                                   16,623          18,922          21,380          24,076




                                                        ---------------------------     ---------------------------
                                                             Three months ended              Six months ended
                                                        ---------------------------     ---------------------------
                                                          June-05         June-04         June-05         June-04
                                                        -----------     -----------     -----------     -----------
EBITDA Reconciliation
   Net Income                                           $    32,061     $    41,685     $   100,552     $   119,959
+  Net interest exp                                           7,517           9,776          15,417          19,483
+  Depreciation and amortization                             25,469          26,500          50,429          52,201
                                                        -----------     -----------     -----------     -----------
      EBITDA                                            $    65,047     $    77,961     $   166,398     $   191,643
                                                        ===========     ===========     ===========     ===========

(1) EBITDA represents net income plus net interest expense and depreciation and amortization. EBITDA is included because it is used by management and certain investors as a measure of operating performance. EBITDA is used by analysts in the shipping industry as a common performance measure to compare results across peers. Management of the Company uses EBITDA as a performance measure in consolidating monthly internal financial statements and is presented for review at our board meetings. The Company believes that EBITDA is useful to investors as the shipping industry is capital intensive which often brings significant cost of financing. EBITDA is not an item recognized by GAAP, and should not be considered as an alternative to net income, operating income or any other indicator of a company's operating performance required by GAAP. The definition of EBITDA used here may not be comparable to that used by other companies.

(2) Average number of vessels is the number of vessels that constituted our fleet for the relevant period, as measured by the sum of the number of days each vessel was part of our fleet during the period divided by the number of calendar days in that period.

(3) Voyage days for fleet are the total days our vessels were in our possession for the relevant period net of off hire days associated with major repairs, drydockings or special or intermediate surveys.

(4) Calendar days are the total days the vessels were in our possession for the relevant period including off hire days associated with major repairs, drydockings or special or intermediate surveys.

(5) Fleet utilization is the percentage of time that our vessels were available for revenue generating voyage days, and is determined by dividing voyage days by calendar days for the relevant period.

(6) Time Charter Equivalent, or TCE, is a measure of the average daily revenue performance of a vessel on a per voyage basis. Our method of calculating TCE is consistent with industry standards and is determined by dividing net voyage revenue by voyage days.

(7) Daily direct vessel operating expenses, or DVOE, is calculated by dividing DVOE, which includes crew costs, provisions, deck and engine stores, lubricating oil, insurance and maintenance and repairs, by calendar days for the relevant time period.

(8) Daily general and administrative expense is calculated by dividing general and administrative expenses by vessel calendar days.

(9) Total Vessel Operating Expenses, or TVOE, is a measurement of our total expenses associated with operating our vessels. Daily TVOE is the sum of daily direct vessel operating expenses, or DVOE, and daily general and administrative expenses.

(10) Daily EBITDA is total EBITDA divided by total vessel calendar days.


                      General Maritime Corporation's Fleet

As of July 27, 2005, General Maritime Corporation's fleet was comprised of 43 wholly owned tankers, consisting of 26 Aframax and 17 Suezmax tankers, with a total carrying capacity of approximately 5.2 million deadweight tons, or dwt. The average age of the Company's fleet as of June 30, 2005 by dwt, was 12.4 years compared to 11.6 years as of June 30, 2004. The average age of the Company's Aframax tankers was 12.9 years and the average age of the Company's Suezmax tankers was 12.2 years.

Currently, 14 of General Maritime Corporation's Aframax tankers and 17 of its Suezmax tankers are operating on the spot market. 28% of the Company's fleet, consisting of 12 Aframax tankers, is currently under time charter contracts, compared to 26% of the fleet under time charter contracts as of June 30, 2004.

During the quarter we signed a one year time charter for the Genmar Progress at a favorable rate. The chart below outlines which vessels are on time charter, at what rate, and when the contracts are set to expire.

--------------------------------------------------------------------------------
     Vessel           Vessel Type      Expiration Date     Average Daily Rate(1)
--------------------------------------------------------------------------------
Genmar Pericles         Aframax       October 3, 2005            $19,700
--------------------------------------------------------------------------------
Genmar Trust            Aframax       October 13, 2005           $19,700
--------------------------------------------------------------------------------
Genmar Spirit           Aframax       October 15, 2005           $19,700
--------------------------------------------------------------------------------
Genmar Hector           Aframax       November 5, 2005           $19,700
--------------------------------------------------------------------------------
Genmar Challenger       Aframax       December 6, 2005           $19,700
--------------------------------------------------------------------------------
Genmar Trader           Aframax       December 15, 2005          $19,700
--------------------------------------------------------------------------------
Genmar Champ            Aframax       January 10, 2006           $19,700
--------------------------------------------------------------------------------
Genmar Star             Aframax       January 25, 2006           $19,700
--------------------------------------------------------------------------------
Genmar Endurance        Aframax       January 24, 2006           $19,700
--------------------------------------------------------------------------------
Genmar Constantine      Aframax       August 8, 2005             $28,000(2)
--------------------------------------------------------------------------------
Genmar Princess         Aframax       May 9, 2006                $33,000
--------------------------------------------------------------------------------
Genmar Progress         Afremax       July 21, 2006              $33,000
--------------------------------------------------------------------------------

(1)   Before brokers' commissions.

(2)   Net of brokers' commissions.

The Company's primary area of operation is the Atlantic basin. The Company also currently has vessels employed in the Black Sea and Far East to take advantage of market opportunities and to position vessels in anticipation of drydockings.

                          Q2 2005 Dividend Announcement

On July 25, 2005 the Company's Board of Directors declared a Q2 2005 quarterly dividend of $0.84 per share payable on or about September 8, 2005 to shareholders of record as of August 26, 2005. As previously announced the Company plans to declare quarterly dividends to shareholders in April, July, October and February of each year based on its EBITDA after net interest expense and reserves for drydocking and fleet renewal, as established by the Board of Directors. The six month 2005 dividend of $2.61 equates to an annualized 13% yield based on the closing price of General Maritime's common stock as of July 26, 2005.

Please see below for the dividend reconciliation for the quarter ended June 30, 2005.

--------------------------------------------------------------------------------
                                                              Three Months Ended
                                                                 June 30, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EBITDA(1)                                                           $65,047
--------------------------------------------------------------------------------
-  Net Interest Expense                                               7,517
--------------------------------------------------------------------------------
   Quarterly fleet maintenance and renewal
--------------------------------------------------------------------------------
-  reserve(2)                                                        17,500
--------------------------------------------------------------------------------
-  Reserve for drydocking(2)                                          7,500
                                                                    -------
--------------------------------------------------------------------------------
Available for dividends                                             $32,530
--------------------------------------------------------------------------------

/  Assumed number of shares outstanding                              38,700
--------------------------------------------------------------------------------
Available for dividends per share(3)                                $  0.84
                                                                    =======
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EBITDA Reconciliation
--------------------------------------------------------------------------------
   Net Income                                                       $32,061
--------------------------------------------------------------------------------
+  Net interest expense                                               7,517
--------------------------------------------------------------------------------
+  Depreciation & Amortization                                       25,469
                                                                    -------
--------------------------------------------------------------------------------
EBITDA                                                              $65,047
                                                                    -------
--------------------------------------------------------------------------------

Notes:

      (1) EBITDA represents net income plus net interest expense and depreciation and amortization. EBITDA is included because it is used by management and certain investors as a measure of operating performance. EBITDA is used by analysts in the shipping industry as a common performance measure to compare results across peers. Management of the Company uses EBITDA as a performance measure in consolidating monthly internal financial statements and is presented for review at our board meetings. The Company believes that EBITDA is useful to investors as the shipping industry is capital intensive which often brings significant cost of financing. EBITDA is not an item recognized by GAAP, and should not be considered as an alternative to net income, operating income or any other indicator of a company's operating performance required by GAAP. The definition of EBITDA used here may not be comparable to that used by other companies.

      (2) Reserves of $25 million per quarter or $100 million annually, as established by the Board of Directors based upon the Company's existing fleet at 12/31/04.

      (3) Based on diluted shares at the end of the quarter ended 6/30/05 and the estimated number of shares outstanding on the record date of August 26, 2005 taking into account potential exercises of vested options previously granted.

Mr. Georgiopoulos concluded, "We continue to strengthen our capital structure and have reduced our net debt-to-book capitalization to one of the lowest levels in our history. Growing the Company is a critical objective for General Maritime and we believe that our low leverage ratio combined with our $600 million untapped revolver positions the Company to take advantage of future consolidation opportunities and enhance our industry leadership."

                       About General Maritime Corporation

General Maritime Corporation is a provider of international seaborne crude oil transportation services principally within the Atlantic basin which includes ports in the Caribbean, South and Central America, the United States, West Africa, the Mediterranean, Europe and the North Sea. We also currently operate tankers in other regions including the Black Sea and Far East. General Maritime Corporation currently owns and operates a fleet of 47 tankers - 26 Aframax, 17 Suezmax tankers and 4 Suezmax newbuilding contracts - making it the second largest mid-sized tanker company in the world, with a carrying capacity of approximately 5.6 million dwt.

                          Conference Call Announcement

General Maritime Corporation announced that it will hold a conference call on Thursday, July 28, 2005 at 8:30 a.m. Eastern Daylight Time to discuss its 2005 second quarter financial results. To access the conference call, dial (719) 457-2658 and ask for the General Maritime Corporation conference call. A replay of the conference call can also be accessed until August 10, 2005 by dialing
(888) 203-1112 for U.S. callers and (719) 457-0820 for international callers, and entering the passcode 1794028. The conference call will also be simultaneously webcast and will be available on the Company's website, www.GeneralMaritimeCorp.com.

   "Safe Harbor" Statement Under the Private Securities Litigation Reform Act
                                     of 1995

This press release contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management's current expectations and observations. Included among the factors that, in the company's view, could cause actual results to differ materially from the forward looking statements contained in this press release are the following: changes in demand; a material decline or prolonged weakness in rates in the tanker market; changes in production of or demand for oil and petroleum products, generally or in particular regions; greater than anticipated levels of tanker newbuilding orders or lower than anticipated rates of tanker scrapping; changes in rules and regulations applicable to the tanker industry, including, without limitation, legislation adopted by international organizations such as the International Maritime Organization and the European Union or by individual countries; actions taken by regulatory authorities; changes in trading patterns significantly impacting overall tanker tonnage requirements; changes in the typical seasonal variations in tanker charter rates; changes in the cost of other modes of oil transportation; changes in oil transportation technology; increases in costs including without limitation: crew wages, insurance, provisions, repairs and maintenance; changes in general domestic and international political conditions; changes in the condition of the company's vessels or applicable maintenance or regulatory standards (which may affect, among other things, the company's anticipated drydocking or maintenance and repair costs); and other factors listed from time to time in the Company's filings with the Securities and Exchange Commission, including, without limitation, its Annual Report on Form 10-K for the year ended December 31, 2004 and its subsequent reports on Form 10-Q and Form 8-K. The Company's ability to pay dividends in any period will depend upon factors including limitations under the indenture for the Company's senior notes, applicable provisions of Marshall Islands law and the final determination by the Board of Directors each quarter after its review of the Company's financial performance. The timing and amount of dividends, if any, could also be affected by factors affecting cash flows, results of operations, required capital expenditures, or reserves. As a result, the amount of dividends actually paid may vary from the amounts currently estimated.

                             THE THREE MONTHS ENDED

-----------------------------------------------------------------------------------------------------------------------------------
                                          Aframax Fleet                      Suezmax Fleet                     Total Fleet
                               ----------------------------------  ---------------------------------   ----------------------------
                                             June-05    June-04                 June-05     June-04               June-05   June-04
                               ----------------------------------  ---------------------------------   ----------------------------
                                % Change     Amount      Amount     % Change     Amount      Amount    % Change
                               From Prior  % of Total  % of Total  From Prior  % of Total  % of Total  From Prior
                                 Period    for Period  for Period    Period    for Period  for Period    Period    Amount    Amount
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Net Voyage Revenues               -1.2%      49,012       49,593      -14.4%      51,118     59,701       -8.4%    100,130  109,294
$ 1,000's                                        49%          45%                    51%         55%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Average Daily TCE                 -1.3%       22,008      22,289        8.9%      36,357     33,390        1.2%     27,561   27,228
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Time Charter Revenues              4.0%      19,714       18,947                      --      1,723       -4.6%     19,714   20,670
$ 1,000's                                       100%          92%                      0%         8%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Spot Charter Revenues             -4.4%      28,298       30,646      -11.8%      51,118     57,978       -9.3%     80,416   88,624
$ 1,000's                                        36%          35%                     64%        65%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Calendar Days                      5.1%       2,366        2,252      -16.5%       1,547      1,853       -4.7%      3,913    4,105
                                                 60%          55%                     40%        45%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Vessel Operating Days              0.0%       2,227        2,226      -21.4%       1,406      1,788       -9.5%      3,633    4,014
                                                 61%          55%                     39%        45%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Capacity Utilization              -4.8%        94.1%        98.8%      -5.8%        90.9%      96.5%      -5.1%       92.8%    97.8%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
# Days Vessels on Time Charter     2.1%         966          946                      --         87       -6.6%        966    1,034
                                                100%          91%                     0%          8%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
# Days Vessels on Spot Charter    -1.4%       1,261        1,279      -17.3%       1,406      1,701      -10.5%      2,667    2,980
                                                 47%          43%                     53%        57%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Average Daily Time Charter Rate    1.9%      20,408       20,018                      --     19,696        2.1%     20,408   19,991
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Average Daily Spot Charter Rate   -3.0%      23,234       23,960        6.7%      36,357     34,085        1.4%     30,152   29,740
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Daily Direct Vessel Expenses       5.7%       5,702        5,396        6.4%       6,524      6,132        5.2%      6,027    5,729
(per Vessel)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                             THE THREE MONTHS ENDED

------------------------------------------------------------------------------------------------------------------------------------
                                          Aframax Fleet                       Suezmax Fleet                     Total Fleet
                               ----------------------------------   ---------------------------------   ----------------------------
                                             June-05    June-04                  June-05     June-04               June-05   June-04
                               ----------------------------------   ---------------------------------   ----------------------------
                                % Change     Amount      Amount      % Change     Amount      Amount    % Change
                               From Prior  % of Total  % of Total   From Prior  % of Total  % of Total  From Prior
                                 Period    for Period  for Period     Period    for Period  for Period    Period    Amount    Amount
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Daily G&A                         53.0%       2,915        1,905        53.0%       2,915      1,905       53.0%      2,915    1,905
(per vessel)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total Daily Vessel Operating      18.0%       8,617        7,301        17.4%       9,439      8,037       17.1%      8,942    7,633
Expenses (per Vessel)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Average Age of Fleet at End of                 12.9         11.9                     12.2       11.3                   12.4     11.6
Period (Years)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
# Vessels at End of Period         0.0%        26.0         26.0       -19.0%        17.0       21.0       -8.5%       43.0     47.0
                                                 60%          55%                      40%        45%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Average Number of Vessels          5.3%        26.0         24.7       -16.7%        17.0       20.4       -4.7%       43.0     45.1
                                                 60%          55%                      40%        45%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
DWT at End of Period               1.0%       2,539        2,513       -19.0%       2,619      3,232      -10.2%      5,158    5,745
1,000's                                          49%          44%                      51%        56%
------------------------------------------------------------------------------------------------------------------------------------

                                SIX MONTHS ENDED

-----------------------------------------------------------------------------------------------------------------------------------
                                          Aframax Fleet                       Suezmax Fleet                      Total Fleet
                               ----------------------------------   ---------------------------------   ---------------------------
                                             June-05    June-04                  June-05     June-04              June-05   June-04
                               ----------------------------------   ---------------------------------   ---------------------------
                                % Change     Amount      Amount      % Change     Amount      Amount    % Change
                               From Prior  % of Total  % of Total   From Prior  % of Total  % of Total  From Prior
                                 Period    for Period  for Period     Period    for Period  for Period    Period   Amount    Amount
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Net Voyage Revenues                1.1%     112,891      111,690       -16.4%     120,595    144,309       -8.8%    233,486 255,999
$ 1,000's                                        48%          44%                      52%        56%
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Average Daily TCE                 -1.0%      25,610       25,872        3.8%       43,116     41,522       -1.4%     32,406  32,863
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Time Charter Revenues             -5.1%      41,049       43,262                       --      3,785      -12.7%     41,049  47,047
$ 1,000's                                       100%          92%                       0%       8%
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Spot Charter Revenues              5.0%      71,842       68,428       -14.2%     120,595    140,524       -7.9%    192,437 208,952
$ 1,000's                                        37%          33%                      63%        67%
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Calendar Days                      7.5%       4,706        4,378       -14.1%       3,077      3,582       -2.2%      7,783   7,960
                                                 60%          55%                      40%        45%
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Vessel Operating Days              2.1%       4,408        4,317       -19.5%       2,797      3,473       -7.5%      7,205   7,790
                                                 61%          55%                      39%        45%
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Capacity Utilization              -5.0%        93.7%        98.6%       -6.2%        90.9%      97.0%      -5.4%       92.6%   97.9%
-----------------------------------------------------------------------------------------------------------------------------------
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# Days Vessels on Time Charter    -6.0%       1,953        2,078                       --        189      -13.9%      1,953   2,267
                                                100%          92%                       0%         8%
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# Days Vessels on Spot Charter     9.6%       2,455        2,239       -14.8%       2,797      3,284       -4.9%      5,252   5,523
                                                 47%          41%                      53%        59%
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Average Daily Time Charter Rate    0.9%      21,018       20,821                       --     19,998        1.3%     21,018  20,752
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Average Daily Spot Charter Rate   -4.2%      29,264       30,562         0.8%      43,116     42,790       -3.2%     36,641  37,833
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Daily Direct Vessel Expenses      -6.7%       5,464        5,854       -11.2%       6,050      6,811       -9.4%      5,696   6,285
(per Vessel)
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

                                SIX MONTHS ENDED

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                                          Aframax Fleet                       Suezmax Fleet                      Total Fleet
                               ----------------------------------   ---------------------------------   ----------------------------
                                             June-05    June-04                  June-05     June-04              June-05   June-04
                               ----------------------------------   ---------------------------------   ----------------------------
                                % Change     Amount      Amount      % Change     Amount      Amount    % Change
                               From Prior  % of Total  % of Total   From Prior  % of Total  % of Total  From Prior
                                 Period    for Period  for Period     Period    for Period  for Period    Period   Amount    Amount
------------------------------------------------------------------------------------------------------------------------------------
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
Daily G&A                         61.9%       2,914        1,800        61.9%       2,914      1,800       61.9%      2,914    1,800
(per Vessel)
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Total Daily Vessel Operating       9.5%       8,378        7,654         4.1%       8,964      8,611        6.5       8,610    8,085
Expenses (per Vessel)
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Average Age of Fleet at End of                 12.9         11.9                     12.2       11.3                   12.4     11.6
Period (Years)
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# Vessels at End of Period         0.0%        26.0         26.0       -19.0%        17.0       21.0       -8.5%       43.0     47.0
                                                 60%          55%                      40%        45%
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Average Number of Vessels          7.9%        26.0         24.1       -13.7%        17.0       19.7       -1.8%       43.0     43.8
                                                 60%          55%                      40%        45%
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DWT at End of Period               1.0%       2,539        2,513       -18.9%       2,619      3,231      -10.2%      5,158    5,744
1,000's                                          49%         44%                       51%        56%
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